UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 24, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



       North Carolina                    1-13408                56-1362926
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


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ITEM 7.01.  Regulation FD Disclosure

On January 24, 2006, Digital Recorders, Inc. announced that, according to the American Public Transportation Association (APTA), national transit ridership increased 3.3 percent during third quarter 2005 over the same period in 2004.

APTA attributes the high price of gas as the primary driver of the national transit ridership increase. While previous national transit ridership increases based upon gas prices have proven to be temporary, preliminary numbers indicate that this increase is holding even as gas prices have fallen from recent highs.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.  Financial Statements and Exhibits

(a)   Exhibits.
      99.1     Press release dated January 24, 2006.


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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIGITAL RECORDERS, INC.


Date: January 24, 2006                 By: /s/ DAVID N. PILOTTE
                                           -------------------------------------
                                           David N. Pilotte
                                           Chief Financial Officer


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INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

  99.1      Press release dated January 24, 2006.